OPTION TO PURCHASE AGREEMENT


                                    AMENDMENT


THIS AMENDMENT DATED SEPTMEBER 8, 2005 IS APPLICABLE TO THE AGREEMENT made as of the 27th day of August, 2004.


BETWEEN:


PUNEET SHARAN, businessman, 1450 Sasamat Street, Vancouver, British Columbia, Canada V6R 4G4

(hereinafter referred to as the "Vendor")


                                                       PARTIES OF THE FIRST PART


AND:


BOULDER CREEK EXPLORATIONS, INC., a company duly incorporated under the laws of the State of Nevada, having an office at 1450 Sasamat Street, Vancouver, British Columbia, Canada V6R 4G4


(hereinafter referred to as "BCEI")


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                                                              OF THE SECOND PART


WHEREAS:

A. Vendor is the sole beneficial owner of 100% of the mineral claims Pun and Tim, both located within the Lillooet Mining Division of the Ministry of Sustainable Resource Management which are both situated in the British Columbia Canada as described in Schedule "A" attached hereto and forming part hereof (hereinafter together with any form of successor or substitute mineral tenure called the "Claim").

B. The parties now wish to enter into an agreement granting to BCEI the exclusive right and option to acquire an undivided 100% of the right, title and interest in and to the Claim on the terms and conditions as hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual promises, covenants and agreements herein contained, the parties hereto agree as follows:

1.   INTERPRETATION


1.1  In this Agreement:


     (a) "Effective Date" means the date that both parties have signed this Agreement;

     (b) "Mineral Products" means the products derived from operating the Claim as a mine;

     (c) "Net Smelter Returns" means the proceeds received by BCEI from any smelter or other purchaser from the sale of any ores, concentrates or minerals produced from the Claim after deducting from such proceeds the following charges only to the extent that they are not deducted by the smelter or other purchaser in computing the proceeds:

          (i) the cost of transportation of the ores, concentrates or minerals from the Claim to such smelter or other purchaser, including related transport;

          (ii) smelting and refining charges including penalties; and


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          (iii) marketing costs.

     (d)  "Option" means the option granted by Vendor to BCEI pursuant to
          Section 3;

     (e) "Operating the Claim as a mine" or "Operation of the Claim as a mine" means any or all of the mining, milling, smelting, refining or other recovery of ores, minerals, metals or concentrates or values thereof, derived from the Claim;

     (f)  "Dollars ($)" means legal currency of United States of America.


2.   REPRESENTATIONS AND WARRANTIES

2.1  BCEI represents and warrants to Vendor that:

     (a) BCEI is a body corporate duly incorporated, organized and validly subsisting under the laws of its incorporating jurisdiction;

     (b) BCEI has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

     (c) neither the execution and delivery of this Agreement nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated will conflict with, result in the breach of or accelerate the performance required by any agreement to which BCEI is a party; and

     (d) the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of laws of any jurisdiction applicable or pertaining thereto or of BCEI's constating documents.

2.2  Vendor represents and warrants to BCEI:


     (a) the Claim consists of the mineral claims Pun and Tim, both located within the Lillooet Mining Division of the Ministry of Sustainable Resource which has been duly and validly staked and recorded, as accurately described in Schedule "A", is presently in good standing under the laws of the jurisdiction in which it is located and, except as set forth herein, is free and clear of all liens, charges and encumbrances;

     (b) Vendor is the sole beneficial owner of a 100% interest in and to the Claim and has the exclusive right to enter into this Agreement and all necessary authority to dispose of an undivided 100% interest in and to the Claim in accordance with the terms of this Agreement;

     (c) no person, firm or corporation has any proprietary or possessory interest in the Claim other than Vendor and no person is entitled to any royalty or other payment in the nature


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          of rent or royalty on any minerals, ores, metals or concentrates or any other such products removed from the Claim;

     (d) neither the execution and delivery of this Agreement nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated will conflict with, result in the breach of or accelerate the performance required by any agreement to which Vendor is a party or by which he is bound;

     (e) the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto.

2.3 The representations and warranties hereinbefore set out are conditions on which the parties have relied in entering into this Agreement and will survive the acquisition of any interest in the Claim by BCEI and each party will indemnify and save the other party harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach or any representation, warranty, covenant, agreement or condition made by the other party and contained in this Agreement.

3.   OPTION


3.1 Vendor hereby gives and grants to BCEI the sole and exclusive right and option to acquire an undivided 100% of the right, title and interest of Vendor in and to the Claim, subject only to Vendor receiving the annual payments in accordance with the terms of this Agreement for and in consideration of the following:

     (a) BCEI, or its permitted assigns, incurring exploration expenditures on the Claims of a minimum of $15,000 on or before March 31, 2006;
          and

     (b) BCEI, or its permitted assigns, incurring exploration expenditures on the Claims of a further $40,000 (for aggregate minimum exploration expenses of $55,000) on or before March 31, 2007; and

3.2 Upon exercise of the Option, BCEI agrees to pay Vendor, commencing January 1, 2009, the sum of $25,000 per annum for so long as BCEI, or its permitted assigns, holds any interest in the Claims. Failure to make any such annual payment shall result in termination of this Agreement in accordance with
     Section 5.1.

4.   RIGHT OF ENTRY

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4.1  Until such time as the Option has been exercised, BCEI, its employees, agents and independent contractors, will have the sole and exclusive right and option to:

     (a)  enter upon the Claims;

     (b)  have exclusive and quiet possession thereof;

     (c) do such prospecting, exploration, development or other mining work thereon and thereunder as BCEI in its sole discretion may consider advisable; and

     (d) bring and erect upon the Claims such facilities as BCEI may consider advisable.

5.   TERMINATION


5.1  Subject to Section 8, this Agreement and the Option will terminate:


     (a) on March 31, 2006 at 11:59 P.M., unless on or before that date, BCEI has incurred exploration expenditures of a minimum of $15,000 on the Claims;

     (b) on March 31, 2007 at 11:59 P.M., unless BCEI has incurred a further $40,000 of exploration expenditures on the Claims (for an aggregate of $55,000); or

     c) at 11:59 P.M. on January 1 of each and every year, commencing on January 1, 2009, unless BCEI or its successor or assign has paid to Vendor the sum of $25,000 on or before that date.


6.   COVENANTS OF VENDOR

6.1  Vendor will:

     (a) not do any act or thing which would or might in any way adversely affect the rights of BCEI hereunder;

     (b) make available to BCEI and its representatives all records and files in the possession of Vendor relating to the Claims and permit BCEI and its representatives at its own expense to take abstracts therefrom and make copies thereof; and

     (c) promptly provide BCEI with any and all notices and correspondence from government agencies in respect of the Claims.


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7.   COVENANTS OF BCEI


7.1  BCEI will:


     (a) keep the Claims free and clear of all liens, charges and encumbrances arising from their operations hereunder and in good standing by the doing and filing of all necessary work and by the doing of all other acts and things and making all other payments which may be necessary in that regard;

     (b) permit Vendor, or its representatives duly authorized by it in writing, at their own risk and expense, access to the Claims at all reasonable times and to all records prepared by BCEI in connection with work done on or with respect to the Claims;

     (c) conduct all work on or with respect to the Claims in a careful and miner-like manner and in compliance with all applicable Federal, Provincial and local laws, rules, orders and regulations, and indemnify and save Vendor harmless from any and all Claims, suits, actions made or brought against it as a result of work done by BCEI on or with respect to the Claims; and

     (d) obtain and maintain, or cause any contractor engaged hereunder to obtain and maintain, during any period in which active work is carried out hereunder, adequate insurance.

8.   EXERCISE OF OPTION


8.1 Once BCEI has incurred the exploration expenditures, and made the payments set out in Section 3.1, BCEI will, subject to the right of Vendor to receive the obligation of BCEI to make the annual payments set out in
     Section 3.2, own an undivided 100% of Vendor's right, title, and interest in and to the Claims.

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9.   OBLIGATIONS OF BCEI AFTER TERMINATION

9.1  In the event of the termination of the Option, BCEI will:


     (a) leave the Claims in good standing for a minimum of one (1) year under all applicable legislation, free and clear of all liens, charges and encumbrances arising from this Agreement or their operations hereunder and in a safe and orderly condition;

     (b) deliver to Vendor within 60 days of its written request a comprehensive report on all work carried out by BCEI on the Claims (limited to factual matter only) together with copies of all maps, drill logs, assay results and other technical data compiled by BCEI with respect to the Claims;

     (c) have the right, and obligation on demand made by Vendor, to remove from the Claims within six (6) months of the effective date of termination all facilities erected, installed or brought upon the Claims by or at the instance of BCEI provided that at the option of Vendor, any or all of facilities not so removed will become the property of Vendor; and

     (d) deliver to Vendor a duly executed transfer in registrable form of an undivided 100% right, title and interest in and to the Claims in favor of Vendor, or its nominee.

10.  TRANSFER OF TITLE


10.1 Upon the request of BCEI, Vendor will deliver to BCEI a duly executed transfer in registrable form of an undivided 100% of Vendor's right, title and interest in and to the Claims in favour of BCEI which BCEI will be entitled to register against title to the Claims provided that transfer of legal title to the Claims as set forth in this Subsection 10.1 is for administrative convenience only and beneficial ownership of an undivided 100% interest in the Claims will pass to BCEI only in accordance with the terms and conditions of this Agreement.

11.  REGISTRATION OF AGREEMENT


12.1 Notwithstanding Section 10 of this Agreement, BCEI or Vendor will have the right at any time to register this Agreement or a Memorandum thereof against title to the Claims.

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12.  DISPOSITION OF CLAIMS


12.1 BCEI may at any time sell, transfer or otherwise dispose of all or any portion of its interest in and to the Claims and this Agreement provided that, at any time, BCEI has first obtained the consent in writing of Vendor, such consent not to be unreasonably withheld and further provided that, at any time during the currency of this Agreement, any purchaser, grantee or transferee of any such interest will have first delivered to Vendor its agreement related to this Agreement and to the Claims, containing:

     (a) a covenant with Vendor by such transferee to perform all the obligations of BCEI to be performed under this Agreement in respect of the interest to be acquired by it from BCEI, and

     (b) a provision subjecting any further sale, transfer or other disposition of such interest in the Claims and this Agreement or any portion thereof to the restrictions contained in this Subsection 12.1.

12.2 The provisions or Subsection 13.1 of this Agreement will not prevent either party from entering into an amalgamation or corporate reorganization which will have the effect in law of the amalgamated or surviving company possessing all the property, rights and interests and being subject to all the debts, liabilities and obligations of each amalgamating or predecessor company.

13.  ABANDONMENT OF PROPERTY

13.l BCEI shall have the unfettered right at any time after the exercise of the Option to abandon all or any part of its interest in the Claims by delivering a notice in writing of their intention to do so to Vendor, such notice to list the part or parts of the Claims to be abandoned, and if within 30 days of receipt of such notice Vendor delivers to BCEI a notice ("Reacquisition Notice") stating its intention to reacquire all or part or parts of the Claims, BCEI will deliver to Vendor duly executed recordable transfers of its interest in such part or parts of the Claims as Vendor has set forth in the Reacquisition Notice, such part or parts to be in good standing for at least one year beyond the date of delivery of such transfers and to be free and clear of all liens, charges, and encumbrances arising from the operations of BCEI or its agents or subcontractors hereunder.

14.  CONFIDENTIAL NATURE OF INFORMATION

15.1 The parties agree that all information obtained from the work carried out hereunder and under the operation of this Agreement will be the exclusive property of the parties and will not be used other than for the activities contemplated hereunder except as required by law or by the rules and regulations of any regulatory authority having jurisdiction, or with the written consent of both parties, such consent not to be unreasonably withheld. Notwithstanding the foregoing, it is understood and agreed that a party will not be liable to the other party for the fraudulent or negligent disclosure of information by any of its employees, servants or agents, provided that such party has taken reasonable steps to ensure the preservation of the confidential nature of such information.

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16.  FURTHER ASSURANCES


16.1 The parties hereto agree that they and each of them will execute all documents and do all acts and things within their respective powers to carry out and implement the provisions or intent of this Agreement.

17.  NOTICE


17.1 Any notice, direction or other instrument required or permitted to be given under this Agreement will be in writing and will be given by the delivery or the same or by mailing the same by prepaid registered or certified mail in each case addressed as follows:

     (a)  if to Vendor
          1450 Sasamat Street
          Vancouver, B.C., V6R4G4
          Attention : Puneet Sharan
          ---------

     (b)  if to Boulder Creek Explorations, Inc.
          2764 Lake Sahara Drive, Suite 111
          Las Vegas, Nevada 89117


l7.2 Any notice, direction or other instrument aforesaid will, if delivered, be deemed to have been given and received on the day it was delivered, and if mailed, be deemed to have been given and received on the fifth business day following the day of mailing, except in the event of disruption of the postal services in which event notice will be deemed to be received only when actually received.

17.3 Any party may at any time give to the other notice in writing of any change of address of the party giving such notice and from and after the giving of such notice, the address or addresses therein specified will be deemed to be the address of such party for the purpose of giving notice hereunder.

18.  HEADINGS


18.1 The headings to the respective sections herein will not be deemed part of this Agreement but will be regarded as having been used for convenience only.

19.  DEFAULT


19.1 If any party (a "Defaulting Party") is in default of any requirement herein set forth other than the provisions of Section 5 for which notice of default need not be given, the party affected by such default will give written notice to the defaulting Party specifying the default and the Defaulting Party will not lose any rights under this Agreement, unless within 30 days after the giving of notice of default by the affected party the Defaulting Party has cured the default by the appropriate performance and if the Defaulting Party fails within such period to cure any such

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     default, the affected party will be entitled to seek any remedy it may have on account of such default.

20.  PAYMENT


20.1 All references to monies hereunder will be in Canadian funds except where otherwise designated. All payments to be made to any party hereunder will be mailed or delivered to such party at its address for notice purposes as provided herein, or for the account of such party at such bank or banks in Canada as such party may designate from time to time by written notice. Said bank or banks will be deemed the agent of the designating party for the purpose of receiving and collecting such payment.

21.  ENUREMENT


21.1 Subject to Section 13, this Agreement will ensure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

22.  TERMS


22.1 The terms and provisions of this Agreement shall be interpreted in accordance with the laws of British Columbia Canada.


23.  FORCE MAJEURE


23.1 No party will be liable for its failure to perform any of its obligations under this Agreement due to a cause beyond its control (except those caused by its own lack of funds) including, but not limited to acts of God, fire, flood, explosion, strikes, lockouts or other industrial disturbances, laws, rules and regulations or orders of any duly constituted governmental authority or non- availability of materials or transportation (each an "Intervening Event").

23.2 All time limits imposed by this Agreement, other than those imposed by
     Section 5, will be extended by a period equivalent to the period of delay resulting from an Intervening Event described in Subsection 23.1.

23.3 A party relying on the provisions of Subsection 23.1 will take all reasonable steps to eliminate an Intervening Event and, if possible, will perform its obligations under this Agreement as far as practical, but nothing herein will require such party to settle or adjust any labour dispute or to question or to test the validity of any law, rule, regulation or order of any duly constituted governmental authority or to complete its obligations under this Agreement if an Intervening Event renders completion impossible.

24.  ENTIRE AGREEMENT


24.1 This Agreement constitutes the entire agreement between the parties and replaces and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and

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     representations, whether verbal or written, express or implied, statutory or otherwise between the parties with respect to the subject matter herein.

25.  TIME OF ESSENCE


25.1 Time will be of the essence in this Agreement.

26.  ENFORCEMENT OF AGREEMENT


26.1 The covenants, promises, terms and conditions contained herein will be binding upon the parties jointly and severally and may be enforced by each as against each other inter se.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


PUNEET SHARAN

          ________________________
          By:  Puneet Sharan

          ________________________
          Signature of Witness

          ________________________
          Printed Name of Witness


BOULDER CREEK EXPLORATIONS, INC.


Per:      _____________________________________________________
          by its Authorized Signatory: Puneet Sharan, President


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This is SCHEDULE  "A" to an  Agreement  made as of the 27th day of August,  2004 between VENDOR and BOULDER CREEK EXPLORATIONS, INC. and incorporated to the amendment herein dated September 8, 2005.


Tenure Number         Claim Name          Issue Date        Tag Number
-------------         ----------          ----------        ----------
   409538                Pun             April 8, 2004        233318
   409539                Tim             April 8, 2004        233317




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